UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON , D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 11, 1996


                               -------------------


                       SOUTHWESTERN PUBLIC SERVICE COMPANY
             (Exact name of registrant as specified in its charter)




           NEW MEXICO                       1-3789                75-0575400
(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
incorporation or organization)                               Identification No.)



                      TYLER AT SIXTH, AMARILLO, TEXAS 79101
               (Address of principal executive offices) (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (806) 378-2121


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ITEM 5. OTHER EVENTS

    Reference is made to the press release filed as an exhibit hereto for information with respect to the Company's release of its fiscal 1996 earnings.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits.  The following exhibits are filed herewith:

         99 Press Release, dated October 11, 1996, of Southwestern Public Service Company.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            SOUTHWESTERN PUBLIC SERVICE COMPANY

                            By: /s/ Doyle R. Bunch II
                                -------------------------------
                                    Doyle R. Bunch II
                                    Executive Vice President
                                    Accounting and Corporate Development




DATE:  October 11, 1996